                                                                  [PIONEER LOGO]

Pioneer
Short-Term Income
Trust


SEMIANNUAL REPORT 5/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                          1

Portfolio Summary                                                 2

Performance Update                                                3

Portfolio Management Discussion                                   6

Schedule of Investments                                           9

Financial Statements                                             16

Notes to Financial Statements                                    23

Report of Independent Public Accountants                         27

Trustees, Officers and Service Providers                         28

The Pioneer Family of Mutual Funds                               29

Pioneer Short-Term Income Trust

LETTER FROM THE CHAIRMAN 5/31/99


Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Short-Term Income Trust, covering the six months ended May 31, 1999. On behalf of your investment team, I appreciate your confidence in the Fund and Pioneer.

For much of the 1990s, the economic environment in the United States has remained strong, with no significant inflationary pressures surfacing. Daily speculation by the media and financial analysts on how long this environment will continue makes it easy for investors to forget that these conditions will not always be the norm. Including relatively conservative investments, like the investment-grade bonds that comprise a majority of Pioneer Short-Term Income Trust's portfolio, can diversify your portfolio and help smooth out inevitable market volatility. (Ratings apply to the creditworthiness of the issuer of securities, not the Fund.) Investing in a mix of stocks and bonds is the backbone of a healthy financial plan and an excellent way to achieve balance. It is wise to meet with your investment professional periodically to discuss the state of your portfolio and ensure it continues to suit your needs and goals.

I encourage you to read the pages that follow. The Portfolio Management Discussion reviews the factors that affected Fund performance and also discusses recent modifications to the portfolio. In light of these changes, I'd like to announce that the Fund's name will be changing to Pioneer Limited Maturity Bond Fund this autumn. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292. You can also visit our website at www.pioneerfunds.com

Respectfully,

/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Short-Term Income Trust

PORTFOLIO SUMMARY 5/31/99


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

Short-Term Cash Equivalents 4%
U.S. Government Obligations 10%
U.S. Government Agency Obligations 38%
Corporate Bonds 48%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[PIE CHART]

B 3%
BB 5%
BBB 16%
A 14%
AA 3%
AAA 9%
Treasury/Agency 50%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  1. U.S. Treasury Notes, 6.25%, 2/15/07                                         4.74%
  2. U.S. Treasury Notes, 6.25%, 1/31/02                                         4.22
  3. Government National Mortgage Association II, 7.5%, 8/20/27                  2.77
  4. Government National Mortgage Association II, 6.5%, 2/20/29                  2.25
  5. Federal National Mortgage Association, REMIC Series G94-1, 7.0%, 11/25/04   1.70
  6. Sony Corp., 6.125%, 3/4/03                                                  1.59
  7. Riggs National Corp., 8.5%, 2/1/06                                          1.58
  8. U.S. Treasury Notes, 6.5%, 8/31/01                                          1.57
  9. Aid-Israel, 6.375%, 8/15/01                                                 1.56
 10. NationsBank Corp., 6.5%, 8/15/03                                            1.54

     Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust

PERFORMANCE UPDATE 5/31/99                                       CLASS A SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/99         11/30/98
                           $3.70           $3.78

Distributions per Share    Income          Short-Term          Long-Term
(11/30/98-5/31/99)         Dividends       Capital Gains       Capital Gains
                           $0.105               -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.

         Average Annual Total Returns
             (As of May 31, 1999)

                  Net Asset      Public Offering
Period              Value            Price*
Life-of-Fund
(8/10/92)           5.07%            4.69%
5 Years             5.43             4.89
1 Year              4.12             1.42

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[MOUNTAIN CHART]

Pioneer Short-Term         Merrill Lynch 1-3 Year
Income Trust*              Treasury Index
 9750                      10000
 9809                      10018
10204                      10372
10425                      10623
10466                      10586
10457                      10697
11122                      11375
11466                      11810
11606                      11975
12062                      12494
12332                      12766
12743                      13235
13094                      13657
13543                      14207
13633                      14380

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PERFORMANCE UPDATE 5/31/99                                       CLASS B SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/99         11/30/98
                           $3.70           $3.78

Distributions per Share    Income          Short-Term          Long-Term
(11/30/98-5/31/99)         Dividends       Capital Gains       Capital Gains
                           $0.088              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.

      Average Annual Total Returns
          (As of May 31, 1999)

                    If            If
Period             Held        Redeemed*
Life-of-Fund
(4/4/94)           4.48%         4.48%
5 Years            4.63          4.63
1 Year             3.42          1.45


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[MOUNTAIN CHART]

Pioneer Short-Term         Merrill Lynch 1-3 Year
Income Trust*              Treasury Index
10000                      10000
 9987                      10014
 9961                      10119
10539                      10761
10850                      11172
10910                      11328
11325                      11819
11521                      12077
11845                      12520
12107                      12919
12396                      13440
12521                      13603

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PERFORMANCE UPDATE 5/31/99                                       CLASS Y SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/99         11/30/98
                           $3.71           $3.79

Distributions per Share    Income          Short-Term          Long-Term
(11/30/98-5/31/99)         Dividends       Capital Gains       Capital Gains
                           $0.111               -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.

       Average Annual Total Returns
           (As of May 31, 1999)

                  If                If
Period           Held            Redeemed*
Life-of-Fund
(4/9/98)         4.56%            4.56%
1 Year           4.66             4.66

* Assumes reinvestment of distributions.

[MOUNTAIN CHART]

Pioneer Short-Term         Merrill Lynch 1-3 Year
Income Trust*              Treasury Index
10000                      10000
10050                      10053
10100                      10105
10151                      10153
10255                      10281
10414                      10416
10437                      10467
10432                      10458
10454                      10495
10505                      10537
10444                      10485
10527                      10557
10550                      10591
10518                      10585

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 5/31/99

In the following discussion, Richard Schlanger details the investment environment and the strategies that affected your Fund's performance over the past six months. Rich has been a key member of Pioneer Short-Term Income Trust's team since the Fund was introduced in 1992. All of Pioneer's bond funds are managed by our fixed-income team, led by Sherman Russ and Ken Taubes.

Q: What were economic conditions over the last six months? How did they affect investors?

A: Compared to six months ago, in many ways it was "deja vu all over again," as Yogi Berra would say. The United States' economy grew at a strong pace, and inflation was low. The rate of unemployment continued to fall, hitting an historic low of 4%, while prices of large-company stocks reached all-time highs. There was at least one important difference, though. Overseas, economies began to stabilize in some regions, taking the pressure off the United States to hold down interest rates. In fact, interest rates here rose close to one percentage point, reflecting the possibility that we may not be the only engine of growth going forward. As the U.S. stock market reached new highs, many portfolios became overweighted in stocks. Equity investors had to ride out extreme volatility, and more started to turn to bonds.

Q: How did Pioneer Short-Term Income Trust perform in this environment?

A: The composition of the Fund's portfolio - investment-grade issues blended with a high-yield component - helped it fare very well. A stronger level of income from some of the bonds in the portfolio more than offset the slight decrease in your Fund's net asset value. For the six months ended May 31, Class A shares returned 0.66% at net asset value, better than the 0.28% average return for the 103 funds in Lipper, Inc.'s short-term investment grade debt category. (Returns do not reflect sales charges. Lipper is an independent firm that tracks mutual fund performance.) On May 31, the Fund's 30-day SEC yield stood at 5.41%, and the portfolio's average credit quality remained AA.

Pioneer Short-Term Income Trust

Q: The Fund's investment universe expanded in December. How have shareowners benefited?

A: The Fund's investment policies were designed to generate a higher level of income as a way to deliver better total returns for shareowners. Adding high-yield bonds slightly increases the Fund's overall risk profile but their strong outperformance, especially in comparison to other fixed-income investments, boosted the Fund's returns this period. Right now, 8% of the portfolio is in high-yield bonds, close to our maximum of 10%. The ability to include issues with longer maturities, up to 10 years, also adds flexibility and helps us be slightly more aggressive when we see good opportunities. However, the average effective maturity of the portfolio is limited to five years. Reflecting its greater flexibility, the name of the Fund will be changing to Pioneer Limited Maturity Bond Fund this autumn.

   With the addition of a high-yield component, we are now far less reliant on Treasurys and other government issues. In fact, most of the high-yield position was funded by selling Treasurys. We also built up the position in GNMAs. They were attractive, with mortgage rates seeming to have bottomed, reducing the likelihood that homeowners would refinance at lower rates. We slightly increased high-quality asset-backed holdings; we like their strong income potential.

Q: What corporate bonds did you find particularly attractive?

A: Pioneer is known for its value tradition, and that tradition relates not only to our equity funds but to our bond funds as well. Pioneer Short-Term Income Trust's portfolio holdings have their own value story. Our strategy is to find value, before others recognize the potential for improved credit ratings. (Ratings apply to the creditworthiness of the issuer of securities, not the Fund.)

   Additions to the portfolio included AmeriServ Food - a food service provider with long-term contracts to chains such as Kentucky Fried Chicken, Olive Garden, Wendy's and Dairy Queen - and Advanta, a strong niche player in consumer finance. We also bought notes of EchoStar DBS, a satellite broadcast company that also designs, manufactures and distributes other digital equipment. We expect that

Pioneer Short-Term Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 5/31/99                            (continued)

   notes of Riggs National, a mid-Atlantic bank, will soon be bought back or "called," at a premium over our purchase price.

Q: What is duration and why is it important to bond investors?

A: Duration measures a portfolio's sensitivity to interest rate changes. This is another area where we made some adjustments to the Fund's investment strategy, and we think this gives shareowners a good balance between risk and reward. The shorter a portfolio's duration, the less its net asset value will be affected by changing interest rates. However, there are benefits to holding longer-term bonds. Because more risk is assumed if a bond has a longer maturity, it is also likely that investors will be rewarded with higher yields to offset the additional risk. Six months ago, the Fund's duration was 2.1 years; the duration today is 3.1 years.

Q: What is your outlook for the remainder of the year?

A: If we reach January 2000 without any economic slowdown, we will have had the longest economic expansion on record. However, numerous indicators for slower economic growth are evident. For example, many companies increased capital spending early in the year and now they are very highly leveraged. On the consumer side, household savings rates have been declining for seven years. We think the U.S. economy will eventually slow down, either on its own or with some help from the Federal Reserve in the form of higher interest rates. The question is, when will that happen? Until that's clear, we expect rates to drift higher.

   Our goal is to take a conservative, value-oriented approach to investing in bonds, with safety the primary consideration. We believe that the Fund's more diverse portfolio, especially the addition of high-yield bonds, offers improved potential for attractive income, solid total returns and relative safety of principal in almost any environment.

Pioneer Short-Term Income Trust

SCHEDULE OF INVESTMENTS 5/31/99

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                         Value
                                INVESTMENT IN SECURITIES - 95.7%
                                Corporate Bonds -  47.9%
                                Asset-Backed - 8.7%
$  256,658      AAA/Aaa         Advanta Mortgage Loan Trust, Series
                                93-4A, 5.55%, 3/25/10                         $  253,370
   400,000      AAA/Aaa         Americredit Automobile Receivables Trust,
                                Series 1999-B, 5.96%, 3/12/06                    398,888
 1,000,000      AAA/Aaa         Bay View Auto Trust, Series 1997-RA1,
                                6.59%, 12/15/04                                1,001,600
   500,000      AAA/Aaa         California Infrastructure SCE-1,
                                Series 1997-1, 6.28%, 9/25/05                    501,925
   600,000      AAA/Aaa         Carco Auto Loan Master Trust,
                                Series 1997-1A, 6.689%, 8/15/04                  603,012
   350,000      AAA/Aaa         Citibank Credit Card Master Trust I,
                                Series 1999-5A, 6.1%, 5/15/08                    354,967
   250,000      AAA/Aaa         Comed Transitional Funding Trust,
                                Series 1998-1, 5.34%, 3/25/04                    245,913
   500,000      A-/Baa1         Continental Airlines, Series 1998-3 Pass
                                Through Trust C-1, 7.08%, 5/1/07                 497,190
   500,000      AAA/Aaa         Discover Card Master Trust, Series 1998-
                                7A, 5.6%, 5/15/06                                488,425
   500,000      AAA/Aaa         Discover Card Master Trust, Series 1997-2,
                                6.792%, 4/16/10                                  508,335
   500,000      AAA/Aaa         Greenpoint Manufactured Housing,
                                Series 1999-1 A2, 6.01%, 8/15/15                 495,845
   275,000      AAA/Aaa         Premier Auto Trust, Series 1997-1 A4,
                                6.35%, 4/6/02                                    276,185
   312,500      AAA/Aaa         Sears Credit Account Master Trust,
                                Series 1994-1A, 7.0%, 1/15/04                    315,815
                                                                              ----------
                                                                              $5,941,470
                                                                              ----------
                                Collateralized Mortgage Obligations - 0.9%
   104,360      AAA/Aaa         Mortgage Capital Funding Inc., 1995-MCI
                                Class A1B, 7.6%, 5/25/27                      $  106,284
   495,301      AAA/Aaa         Prudential Securities Secured Financing
                                Co., Series 1999-NRF1 A1, 6.074%,
                                1/15/08                                          485,549
                                                                              ----------
                                                                              $  591,833
                                                                              ----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Short-Term Income Trust

SCHEDULE OF INVESTMENTS 5/31/99                                     (continued)

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                        Value
                                Financial - 15.6%
$  500,000      BB-/B2          Advanta Corp., 6.65%, 1/31/00                $   494,250
   528,000      AA-/Aa3         Associates Corp., 6.5%, 7/15/02                  530,952
   500,000      BBB/Baa3        A T & T Capital Corp., 6.875%, 1/16/01           504,275
   600,000      A/A1            Bank One Corp., 7.25%, 8/1/02                    616,584
   500,000      BB+/Ba1         Capital One Financial Corp., 7.125%, 8/1/08      475,875
   500,000      A+/A1           Citicorp, 7.125%, 6/1/03                         511,605
   500,000      A/A1            Ford Motor Credit Co., 6.85%, 8/15/00            505,790
   500,000      A/A1            Ford Motor Credit Co., 6.55%, 9/10/02            502,715
   500,000      A/A2            General Motors Acceptance Corp., 7.05%, 4/23/02  510,020
   500,000      A/A2            General Motors Acceptance Corp., 6.75%, 3/15/03  505,670
   470,000      BBB-/Ba2        Imperial Bank, 8.5%, 4/1/09                      461,446
   500,000      A/Baa1          Lehman Brothers Holdings, 6.625%, 4/1/04         489,245
   500,000      BBB/Baa2        MBNA Corp., 6.5%, 9/15/00                        500,465
 1,000,000      A/Aa3           NationsBank Corp., 6.5%, 8/15/03               1,002,980
   400,000      A+/Aa3          Norwest Corp., 6.8%, 5/15/02                     407,040
 1,000,000      BB+/Ba1         Riggs National Corp., 8.5%, 2/1/06             1,024,500
   500,000      BBB/Baa2        The Rouse Co., 8.05%, 3/23/01                    504,950
   250,000      BBB/Baa2        Spieker Properties L.P., 6.65%, 12/15/00         250,105
   800,000      BBB/Baa2        Spieker Properties L.P., 6.8%, 12/15/01          799,512
                                                                             -----------
                                                                             $10,597,979
                                                                             -----------
                                Industrial - 22.7%
   500,000      BBB-/Baa2       A. H. Belo Corp., 6.875%, 6/1/02             $   500,105
   500,000      A/A2            Akzo Nobel, North America, 6.0%, 11/15/03        488,280
   500,000      BB/Ba2          Allied Waste Industries, Inc., 7.625%,
                                1/1/06                                           472,500
   500,000      B-/B3           Ameriserve Food Distribution, Inc.,
                                10.125%, 7/15/07                                 440,000
   500,000      BBB/Baa2        Canadian Occidental Petroleum Ltd.,
                                7.125%, 2/4/04                                   494,460
   350,000      B+/B2           Charter Communications Holdings LLC,
                                8.25%, 4/1/07 (144A)                             341,250
   930,000      BBB+/Baa1       Comdisco Inc., 6.5%, 6/15/00                     935,106


10  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust


                S&P/Moody's
 Principal      Ratings
 Amount         (Unaudited)                                                           Value
                                Industrial - (continued)
$  500,000      A-/A3           Conoco Inc., 5.9%, 4/15/04                   $   489,410
   500,000      A/A3            CVS Corp., 5.5%, 2/15/04 (144A)                  483,585
   500,000      BBB/Baa2        Delphi Auto Systems, 6.125%, 5/1/04              486,765
   700,000      B/B2            Echostar DBS Corp., 9.25%, 2/1/06 (144A)          703,500
   350,000      A/A2            General Motors Acceptance Corp.,
                                6.375%, 4/23/02                                  351,596
   500,000      A-/Baa1         Guidant Corp., 6.15%, 2/15/06                    476,805
   500,000      BB-/Ba2         Gulf Canada Resources Ltd., 9.625%, 7/1/05       511,415
 1,000,000      BBB-/Baa2       KN Energy Inc., 6.45%, 11/30/01                1,002,060
   854,000      BBB/Baa3        Laidlaw Inc., 8.75%, 1/1/00                      864,299
   300,000      BBB/Baa3        Laidlaw Inc., 7.65%, 5/15/06                     296,154
   685,000      BBB/Baa3        Levi Strauss & Co., 7.0%, 11/1/06 (144A)         617,384
   500,000      AA/Aa2          McDonald's Corp., 7.375%, 7/15/02                501,335
   500,000      BBB+/A3         Nabors Industries, 6.8%, 4/15/04                 494,065
   150,000      B/B3            Nextlink Communications, Inc., 10.75%,
                                6/1/09                                           150,000
   500,000      AA/Aa1          Northern Illinois Gas Co., 6.75%, 6/1/02         503,250
   500,000      BB/Ba2          Northwest Airlines Corp., 8.52%, 4/7/04          487,675
 1,000,000      BBB-/Baa3       Shopko Stores, 6.5%, 8/15/03                     974,370
 1,050,000      A+/Aa3          Sony Corp., 6.125%, 3/4/03                     1,036,812
   325,000      BBB+/Baa2       USA Waste Services, 6.5%, 12/15/02               325,111
   500,000      BBB-/Baa2       USX Corp., 7.2%, 2/15/04                         503,765
   500,000      AA/Aa2          Wal-Mart Stores, 6.75%, 5/15/02                  510,925
                                                                             -----------
                                                                             $15,441,982
                                                                             -----------
                                Total Corporate Bonds
                                (Cost $33,465,315)                           $32,573,264
                                                                             -----------
                                U.S. Government Obligations - 10.1%
 1,000,000                      U.S. Treasury Notes, 6.5%, 8/31/01           $ 1,021,330
 2,700,000                      U.S. Treasury Notes, 6.25%, 1/31/02            2,746,143
 3,000,000                      U.S. Treasury Notes, 6.25%, 2/15/07            3,082,350
                                                                             -----------
                                Total U.S. Government Obligations
                                (Cost $6,941,516)                            $ 6,849,823
                                                                             -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Short-Term Income Trust

SCHEDULE OF INVESTMENTS 5/31/99                                      (continued)

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                        Value
                                U.S. Government Agency Obligations - 37.7%
$1,000,000                      Aid-Israel, 6.375%, 8/15/01                   $1,014,020
 1,000,000                      Federal Home Loan Mortgage Corp., 6.3%,
                                6/1/04                                         1,000,000
   500,000                      Federal Home Loan Mortgage Corp.,
                                Series 2072, 6.0%, 7/15/24                       496,010
   293,086                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1191EB, 7.0%, 8/15/02               293,919
   149,946                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1132I, 8.0%, 5/15/06                152,141
   104,049                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1181H, 7.0% 7/15/06                 104,701
   492,678                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1145G, 8.0%, 9/15/06                506,946
    97,645                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1564J, 6.5%, 7/15/08                 97,588
   500,000                      Federal Home Loan Mortgage Corp.,
                                REMIC Series PB1848, 7.0%, 2/15/20               504,895
    93,045                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1142H, 7.95%, 12/15/20               93,182
   204,000                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1206H, 7.0%, 3/15/21                205,106
   238,059                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1761-G, 8.0%, 6/15/21               238,747
   500,000                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1987PM, 6.5%, 10/15/21              503,525
    90,186                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 189C, 8.0%, 10/15/21                 90,906
    74,530                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1590K, 6.5%, 10/15/23                73,521
   374,887                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 2017C, 6.5%, 11/15/23               375,723
   993,740                      Federal National Mortgage Association,
                                6.5%, 9/1/28                                     971,550
   258,583                      Federal National Mortgage Association,
                                Series 1992-145, 7.15%, 7/25/03                  261,016
   500,000                      Federal National Mortgage Association,
                                Series 1999-W5, 6.115%, 11/15/05                 489,531

12  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                             Value
                               U.S. Government Agency Obligations - (continued)
$ 500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 6/5/01                     $ 506,460
  300,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.52%, 9/5/02                       302,478
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.0%, 4/17/06                       490,190
1,087,556                      Federal National Mortgage Association,
                               REMIC Series G94-1, 7.0%, 11/25/04                  1,103,923
    6,105                      Federal National Mortgage Association,
                               REMIC Series 1992-110G, 7.0%, 9/25/05                   6,105
  317,287                      Federal National Mortgage Association,
                               REMIC Series 1995-23D, 7.0%, 10/25/07                 320,038
  492,906                      Federal National Mortgage Association,
                               REMIC Series 1993-129KB, 6.5%, 4/25/08                486,370
    8,491                      Federal National Mortgage Association,
                               REMIC Series 1991-119M, 8.5%, 11/25/08                  8,491
  937,244                      Federal National Mortgage Association,
                               REMIC Series 1993-30PG, 6.65%, 9/25/17                939,549
  167,753                      Federal National Mortgage Association,
                               REMIC Series 1988-26C, 7.5%, 7/25/18                  169,674
  273,481                      Federal National Mortgage Association,
                               REMIC Series 1993-17PE, 6.75%, 6/25/19                274,263
  817,000                      Federal National Mortgage Association,
                               REMIC Series 1993-23PJ, 6.7%, 7/25/19                 818,993
   10,074                      Federal National Mortgage Association,
                               REMIC Series G92-35C, 7.5%, 7/25/20                    10,052
   76,739                      Federal National Mortgage Association,
                               REMIC Series 1991-169PJ, 7.0%, 9/25/20                 76,652
  834,963                      Federal National Mortgage Association,
                               REMIC Series 1998-50 EN, 6.5%, 9/25/28                829,101
  837,865                      Government National Mortgage
                               Association II, 6.5%, 10/15/08                        838,703
1,757,701                      Government National Mortgage
                               Association II, 7.5%, 8/20/27                       1,799,710


The accompanying notes are an integral part of these financial statements.   13

Pioneer Short-Term Income Trust

SCHEDULE OF INVESTMENTS 5/31/99                                      (continued)


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                               Value
                                U.S. Government Agency Obligations - (continued)
$  989,115                      Government National Mortgage
                                Association II, 6.5%, 8/20/28                       $   966,039
   851,261                      Government National Mortgage
                                Association II, 7.5%, 8/20/28                           871,606
   994,740                      Government National Mortgage
                                Association II, 7.0%, 1/20/29                           997,057
   982,077                      Government National Mortgage
                                Association II, 6.5%, 2/15/29                           959,165
 1,500,116                      Government National Mortgage
                                Association II, 6.5%, 2/20/29                         1,465,118
   984,870                      Government National Mortgage
                                Association II, 7.0%, 2/20/29                           987,164
   998,263                      Government National Mortgage
                                Association II, 6.0%, 3/20/29                           946,663
   995,387                      Government National Mortgage
                                Association II, 6.5%, 3/20/29                           972,165
   477,537                      Government National Mortgage
                                Association, REMIC Series 1998-24A,
                                6.0%, 10/20/24                                          472,404
   500,000                      Tennessee Valley Authority, 8.375%, 10/1/99             505,115
                                                                                    -----------
                                Total U.S. Government Agency Obligations
                                (Cost $25,406,376)                                  $25,596,275
                                                                                    -----------
                                TOTAL INVESTMENT IN SECURITIES
                                (Cost $65,813,207)                                  $65,019,362
                                                                                    -----------
                                TEMPORARY CASH INVESTMENT - 4.3%
                                Commercial Paper - 4.3%
 2,922,000                      Exxon Asset Management Corp., 4.93%, 6/1/99         $ 2,922,000
                                                                                    -----------
                                TOTAL TEMPORARY CASH INVESTMENT
                                (Cost $2,922,000)                                   $ 2,922,000
                                                                                    -----------
                                TOTAL INVESTMENT IN SECURITIES AND
                                TEMPORARY CASH INVESTMENT  -  100%
                                (Cost $68,735,207) (a) (b)                          $67,941,362
                                                                                    -----------


14  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 1999, the value of these securities amounted to $2,145,719 or 3.2% of total net assets.

(a) At May 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $68,735,207 was as follows:

  Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                  $  74,645
  Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                   (868,490)
                                                                     ---------
  Net unrealized loss                                                $(793,845)
                                                                     ---------

(b) At November 30, 1998, the Fund had a net capital loss carryforward of $3,702,260 which will expire between 2000 and 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1999 were as follows:

                                Purchases          Sales
                               -----------      -----------
Long-Term U.S. Government      $21,136,575      $27,117,362
Other Long-Term Securities      20,273,785        5,791,281


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Short-Term Income Trust

BALANCE SHEET 5/31/99


ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $2,922,000) (cost $68,735,207)                   $67,941,362
  Cash                                                                    773
  Receivables -
   Fund shares sold                                                   196,179
   Interest                                                           900,543
  Other                                                                 1,153
                                                                  ------------
    Total assets                                                  $69,040,010
                                                                  ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $ 1,150,000
   Fund shares repurchased                                             76,384
   Dividends                                                           45,338
  Due to affiliates                                                    36,787
  Accrued expenses                                                     24,589
                                                                  ------------
    Total liabilities                                             $ 1,333,098
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $72,294,886
  Accumulated undistributed net investment income                       6,710
  Accumulated net realized loss on investments                     (3,800,839)
  Net unrealized loss on investments                                 (793,845)
                                                                  ------------
    Total net assets                                              $67,706,912
                                                                  ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $56,334,453/15,217,023 shares)                $      3.70
                                                                  ------------
  Class B (based on $11,006,197/2,973,296 shares)                 $      3.70
                                                                  ------------
  Class Y (based on $366,262/98,766 shares)                       $      3.71
                                                                  ------------
MAXIMUM OFFERING PRICE:
  CLASS A                                                         $      3.79
                                                                  ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

STATEMENT OF OPERATIONS

For the Six Months Ended 5/31/99

INVESTMENT INCOME:
  Interest                                                                $ 1,934,989
                                                                          -----------
EXPENSES:
  Management fees                                           $150,148
  Transfer agent fees
   Class A                                                    44,213
   Class B                                                    13,734
   Class Y                                                        75
  Distribution fees
   Class A                                                    61,424
   Class B                                                    52,650
  Administrative fees                                         18,888
  Custodian fees                                              11,054
  Registration fees                                           11,434
  Professional fees                                           20,021
  Printing                                                     5,328
  Fees and expenses of nonaffiliated trustees                 18,200
  Miscellaneous                                                5,054
                                                            --------
    Total expenses                                                        $   412,223
    Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                                            (107,058)
    Less fees paid indirectly                                                  (6,076)
                                                                          -----------
    Net expenses                                                          $   299,089
                                                                          -----------
     Net investment income                                                $ 1,635,900
                                                                          -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $   (84,602)
  Change in net unrealized gain on investments                             (1,201,352)
                                                                          -----------
   Net loss on investments                                                $(1,285,954)
                                                                          -----------
   Net increase in net assets resulting from operations                   $   349,946
                                                                          -----------


  The accompanying notes are an integral part of these financial statements.  17

Pioneer Short-Term Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 5/31/99 and the Year Ended 11/30/98

                                                           Six Months
                                                             Ended           Year Ended
                                                            5/31/99           11/30/98
FROM OPERATIONS:
Net investment income                                      $ 1,635,900       $ 2,925,411
Net realized loss on investments                               (84,602)         (340,080)
Change in net unrealized gain or loss on investments        (1,201,352)          464,044
                                                           -----------       -----------
  Net increase in net assets resulting from operations     $   349,946       $ 3,049,375
                                                           -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.11 and $0.22 per share, respectively)        $(1,365,717)      $(2,584,947)
  Class B ($0.09 and $0.18 per share, respectively)           (246,151)         (327,714)
  Class Y ($0.11 and $0.14 per share, respectively)            (11,553)          (10,981)
                                                           -----------       -----------
    Total distributions to shareholders                    $(1,623,421)      $(2,923,642)
                                                           -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $33,740,874       $58,766,110
Reinvestment of distributions                                1,284,993         2,314,221
Cost of shares repurchased                                 (25,821,490)      (48,675,680)
                                                           -----------       -----------
  Net increase in net assets resulting
    from fund share transactions                           $ 9,204,377       $12,404,651
                                                           -----------       -----------
  Net increase in net assets                               $ 7,930,902       $12,530,384
NET ASSETS:
Beginning of period                                         59,776,010        47,245,626
                                                           -----------       -----------
End of period (including accumulated undistributed/
  (distributions in excess of) net investment income of
  $6,710 and $(5,769), respectively)                       $67,706,912       $59,776,010
                                                           -----------       -----------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

STATEMENTS OF CHANGES IN NET ASSETS                                 (continued)

For the Six Months Ended 5/31/99 and the Year Ended 11/30/98


                                   '99 Shares    '99 Amount         '98 Shares    '98 Amount
CLASS A
Shares sold                         7,361,958   $27,574,330          9,455,747   $35,650,906
Reinvestment of distributions         297,722     1,114,195            550,731     2,078,817
Less shares repurchased            (5,426,484)  (20,376,244)        (8,172,880)  (30,815,032)
                                   ----------   -----------         ----------   -----------
  Net increase                      2,233,196   $ 8,312,281          1,833,598   $ 6,914,691
                                   ----------   -----------         ----------   -----------
CLASS B
Shares sold                         1,625,077   $ 6,082,274          6,017,333   $22,668,229
Reinvestment of distributions          42,566       159,254             59,471       224,347
Less shares repurchased            (1,410,811)   (5,284,209)        (4,738,301)  (17,841,391)
                                   ----------   -----------         ----------   -----------
  Net increase                        256,832   $   957,319          1,338,503   $ 5,051,185
                                   ----------   -----------         ----------   -----------
CLASS C
Shares sold                            22,455   $    84,270            118,231   $   446,975
Reinvestment of distributions           3,078        11,544              2,920        11,057
Less shares repurchased               (42,828)     (161,037)            (5,090)      (19,257)
                                   ----------   -----------         ----------   -----------
  Net increase (decrease)             (17,295)  $   (65,223)           116,061   $   438,775
                                   ----------   -----------         ----------   -----------


* Class Y Shares were first publicly offered on April 9, 1998.

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Short-Term Income Trust

FINANCIAL HIGHLIGHTS 5/31/99

                                                            Six Months Ended   Year Ended
                                                                5/31/99         11/30/98
CLASS A
Net asset value, beginning of period                            $  3.78          $  3.77
                                                                -------          -------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.11          $  0.22
  Net realized and unrealized gain (loss) on investments          (0.08)            0.01
                                                                -------          -------
    Net increase from investment operations                     $  0.03          $  0.23
Distributions to shareholders:
  Net investment income                                           (0.11)           (0.22)
                                                                -------          -------
Net increase (decrease) in net asset value                      $ (0.08)         $  0.01
                                                                -------          -------
Net asset value, end of period                                  $  3.70          $  3.78
                                                                -------          -------
Total return*                                                      0.66%            6.28%
Ratio of net expenses to average net assets                        0.88%**+         0.85%+
Ratio of net investment income to average net assets               5.61%**+         5.78%+
Portfolio turnover rate                                             112%**            70%
Net assets, end of period (in thousands)                        $56,334          $49,072
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                     1.24%**          1.30%
  Net investment income                                            5.25%**          5.33%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     0.85%**          0.85%
  Net investment income                                            5.64%**          5.78%


                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                               11/30/97     11/30/96     11/30/95    11/30/94(a)
CLASS A
Net asset value, beginning of period                           $  3.79      $  3.84      $  3.75         3.95
                                                               -------      -------      -------      ------
Increase (decrease) from investment operations:
  Net investment income                                        $  0.21      $  0.24      $  0.25      $  0.22
  Net realized and unrealized gain (loss) on investments             -        (0.05)        0.10        (0.21)
                                                               -------      -------      -------      -------
    Net increase from investment operations                    $  0.21      $  0.19      $  0.35      $  0.01
Distributions to shareholders:
  Net investment income                                          (0.23)       (0.24)       (0.26)       (0.21)
                                                               -------      -------      -------      -------
Net increase (decrease) in net asset value                     $ (0.02)     $ (0.05)     $  0.09      $ (0.20)
                                                               -------      -------      -------      -------
Net asset value, end of period                                 $  3.77      $  3.79      $  3.84      $  3.75
                                                               -------      -------      -------      -------
Total return*                                                     5.64%        5.20%        9.64%        0.32%
Ratio of net expenses to average net assets                       0.87%+       0.87%+       0.86%+       0.85%
Ratio of net investment income to average net assets              6.10%+       6.25%+       6.43%+       5.89%
Portfolio turnover rate                                             31%          65%         110%         144%
Net assets, end of period (in thousands)                       $42,058      $54,637      $53,860      $59,088
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                    1.44%        1.33%        1.38%        1.20%
  Net investment income                                           5.53%        5.79%        5.92%        5.54%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                    0.85%        0.85%        0.85%           -
  Net investment income                                           6.12%        6.27%        6.44%           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

FINANCIAL HIGHLIGHTS 5/31/99

                                                                  Six Months Ended    Year Ended
                                                                      5/31/99          11/30/98
CLASS B
Net asset value, beginning of period                                  $  3.78          $  3.76
                                                                      -------          -------
Increase (decrease) from investment operations:
 Net investment income                                                $  0.09          $  0.19
 Net realized and unrealized gain (loss) on investments                 (0.08)            0.01
                                                                      -------          -------
   Net increase (decrease) from investment operations                 $  0.01          $  0.20
Distributions to shareholders:
 Net investment income                                                  (0.09)           (0.18)
 In excess of net investment income                                         -                -
                                                                      -------          -------
Net increase (decrease) in net asset value                            $ (0.08)         $  0.02
                                                                      -------          -------
Net asset value, end of period                                        $  3.70          $  3.78
                                                                      -------          -------
Total return*                                                            0.21%            5.49%
Ratio of net expenses to average net assets                              1.71%**+         1.63%+
Ratio of net investment income to average net assets                     4.78%**+         5.00%+
Portfolio turnover rate                                                   112%**            70%
Net assets, end of period (in thousands)                              $11,006          $10,264
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                           2.06%**          1.99%
  Net investment income                                                  4.43%**          4.64%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                           1.70%**          1.62%
  Net investment income                                                  4.79%**          5.01%


                                                                  Year Ended     Year Ended    Year Ended      4/4/94 to
                                                                   11/30/97       11/30/96      11/30/95      11/30/94(a)
CLASS B
Net asset value, beginning of period                               $ 3.79        $ 3.85          $ 3.75         $ 3.89
                                                                   ------        ------          ------         ------
Increase (decrease) from investment operations:
 Net investment income                                             $ 0.20        $ 0.21          $ 0.22         $ 0.15
 Net realized and unrealized gain (loss) on investments             (0.03)        (0.05)           0.11          (0.16)
                                                                   ------        ------          ------         ------
   Net increase (decrease) from investment operations              $ 0.17        $ 0.16          $ 0.33         $(0.01)
Distributions to shareholders:
 Net investment income                                              (0.20)        (0.21)          (0.23)         (0.13)
 In excess of net investment income                                     -         (0.01)              -              -
                                                                   ------        ------          ------         ------
Net increase (decrease) in net asset value                         $(0.03)       $(0.06)         $ 0.10         $(0.14)
                                                                   ------        ------          ------         ------
Net asset value, end of period                                     $ 3.76        $ 3.79          $ 3.85         $ 3.75
                                                                   ------        ------          ------         ------
Total return*                                                        4.60%         4.37%           8.93%         (0.24)%
Ratio of net expenses to average net assets                          1.67%+        1.69%+          1.63%+         1.41%**
Ratio of net investment income to average net assets                 5.29%+        5.40%+          5.61%+         6.05%**
Portfolio turnover rate                                                31%           65%            110%           144%
Net assets, end of period (in thousands)                           $5,187        $4,969          $2,924         $3,182
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       2.25%         2.15%           2.17%          1.82%**
  Net investment income                                              4.71%         4.94%           5.08%          5.64%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       1.66%         1.67%           1.60%             -
  Net investment income                                              5.30%         5.42%           5.64%             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.  21

Pioneer Short-Term Income Trust

FINANCIAL HIGHLIGHTS 5/31/99

                                         Six Months Ended      4/9/98 to
CLASS Y                                      5/31/99           11/30/98
Net asset value, beginning of period         $ 3.79             $  3.77
                                             ------             -------
Increase (decrease) from investment
  operations:
 Net investment income                       $ 0.11             $  0.14
 Net realized and unrealized gain
  (loss) on investments                       (0.08)               0.02
                                             ------             -------
  Net increase from investment
    operations                               $ 0.03             $  0.16
Distributions to shareholders:
 Net investment income                        (0.11)             (0.14)
                                             ------             -------
Net increase (decrease) in net asset
  value                                      $(0.08)            $  0.02
                                             ------             -------
Net asset value, end of period               $ 3.71             $  3.79
                                             ------             -------
Total return*                                  0.83%               4.35%
Ratio of net expenses to average net
  assets                                       0.49%**+            0.55%**+
Ratio of net investment income to
  average net assets                           6.00%**+            5.99%**+
Portfolio turnover rate                         112%**               70%
Net assets, end of period
  (in thousands)                             $  366             $   440
Ratios assuming no waiver of
  management fees and assumption
  of expenses by PIM and no
  reduction for fees paid indirectly:
 Net expenses                                  0.84%**             0.74%**
 Net investment income                         5.65%**             5.80%**
Ratios assuming waiver of
  management fees and assumption
  of expenses by PIM and reduction
  for fees paid indirectly:
 Net expenses                                  0.48%**             0.55%**
 Net investment income                         6.01%**             5.99%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

22  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

NOTES TO FINANCIAL STATEMENTS 5/31/99

1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Trust and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.


A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

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Pioneer Short-Term Income Trust

NOTES TO FINANCIAL STATEMENTS 5/31/99                               (continued)

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $8,538 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1999.


D. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Trust, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Short-Term Income Trust


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At May 31, 1999, $8,729 was payable to PIM related to management fees, administrative and certain other services


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $7,853 in transfer agent fees payable to PSC at May 31, 1999.


4. Distribution Plans

The Trust adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities

Pioneer Short-Term Income Trust

NOTES TO FINANCIAL STATEMENTS 5/31/99                               (continued)

primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $20,205 in distribution fees payable to PFD at May 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1999, CDSCs in the amount of $34,403 were paid to PFD.


5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended May 31, 1999, the Trust's expenses were reduced by $6,076 under such arrangements.


6. Line of Credit Facility

The Trust, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Trust may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 1999, the Trust had no borrowings under this agreement.

Pioneer Short-Term Income Trust

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Short-Term Income Trust:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust (the Trust), as of May 31, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of May 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 9, 1999

Pioneer Short-Term Income Trust

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Richard A. Schlanger, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                      Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
                                      Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                         0799-6652
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    [Recycle Logo] Printed on Recycled Paper